UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/03/2008

NETGEAR, INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50350

DE	770419172
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 E. Plumeria Drive, San Jose, CA 95134
(Address of principal executive offices, including zip code)

408-907-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 3, 2008, NETGEAR, Inc. (the "Company") announced the appointment of Andrew Kim as Vice President of Legal and Corporate Development, and Company Secretary, effective October 21st. A copy of the Company's press release announcing the appointment is attached to this current report on Form 8-K as Exhibit 99.1.

Mr. Kim succeeds former Vice President of Legal and Corporate Development, and Company Secretary, Albert Liu, who has left the Company to pursue other opportunities.

Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release, dated October 3, 2008, announcing the appointment of Andrew Kim as Vice President of Legal and Corporate Development, and Company Secretary, of NETGEAR, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC

Date: October 03, 2008	By:	/s/ Patrick C.S. Lo
Patrick C.S. Lo
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated October 3, 2008, announcing the appointment of Andrew Kim as Vice President of Legal and Corporate Development, and Company Secretary, of NETGEAR, Inc.